                                                           EXHIBIT 10.3
                                                           (English Translation)
AGREEMENT L 3387-4



CEA    PixTech



                                AMENDMENT  no. 4
                            TO THE LICENSE AGREEMENT
                           ON THE MICROTIPS DISPLAYS
                              (LICENSE AGREEMENT)

BETWEEN:

The (( COMMISSARIAT A L'ENERGIE ATOMIQUE )), a scientific, technical and industrial Public Company (( CEA )), having their registered office in Paris 15e, 31-33, rue de la Federation, represented by Mr. Marc Leger, Director of the Legal and Commercial Operations,

and:

the company PixTech, S.A. , formerly named Pixel International S. A., with a registered capital of FF. 53,529,600, registration no. 387 823 990 00024, hereby designated as (( PixTech )), having their registered office in 13790 ROUSSET, avenue Perroy, Zone Industrielle de Rousset, represented by Mr. Jean-Luc Grand-Clement, President,

IT HAS BEEN AGREED THE FOLLOWING:

                                P R E A M B L E


  WHEREAS, on September 17, 1992, the CEA and PixTech have signed a license agreement in the field of microtips (the LICENSE AGREEMENT),

  WHEREAS, in order to develop a subcontracted volume production, PixTech needs important financial means,

  WHEREAS, in order to commercialize the presently contemplated volume production, PixTech is in discussion with the Japanese corporation SUMITOMO,

  WHEREAS, within a DISTRIBUTION AND FINANCING AGREEMENT and of a CREDIT AGREEMENT, signed on July 21st, 1997, between PixTech, PixTech, Inc. a 100 % shareholder of PixTech, and SUMITOMO, SUMITOMO grants to PixTech, Inc. and thus indirectly to PixTech a $10 million loan over a 3 year period, subject to such modifications of the LICENSE AGREEMENT allowing SUMITOMO to obtain a CONDITIONAL GUARANTEE from CEA,

  WHEREAS, according to the expected volume production and the commercialization by SUMITOMO of such production, yielding to licensing fees for CEA, CEA has agreed to support the implementation of the provisions of the DISTRIBUTION AND FINANCING CONTRACT,

  WHEREAS, the present financial and technical situation of PixTech makes uncertain CEA's expected benefits from THE DISTRIBUTION AND FINANCING CONTRACT,

IT AS BEEN AGREED THE FOLLOWING:

     ARTICLE 1 - PURPOSE OF THE AMENDMENT
     ------------------------------------

         The present amendment no. 4 is intended to temporarily amend the LICENSE AGREEMENT as to the license fees clauses, the commitment towards SUMITOMO and the pledge of PixTech's patents.

     ARTICLE 2 - TEMPORARY ADDITIONAL LICENSE FEES
     ---------------------------------------------

1. PixTech will pay for the use of the CEA KNOWLEDGE and PATENTS, as well as of the joint share of the patents held in co-ownership with PixTech, a [ ]* additional temporary licensing fee as to the license and under-licenses on the out of tax amount of their sales of displays (including their addressing electronics should it result from all or part of the KNOWLEDGE), ex works, packaging expenses, transportation and commissions excluded.

     PixTech will cease paying the temporary additional licensing fee as soon as the cumulated amounts effectively due to CEA as to this licensing fee, or the attached minima as per article 2 (2.) , will have reached an amount of [ ]*.

2.   PixTech's commitments as to the cumulated minima of remuneration as per article 2 (1.) of the present amendment will be the following (in million of dollars):


          Years               Cumulated  US$ (x000)
          -----               ---------------------
         [   ]*              [                   ]*
         [   ]*              [                   ]*
         [   ]*              [                   ]*
         [   ]*              [                   ]*

       The parties hereby agree that at the signature date, an amount of [ ]*, corresponding to the minima forecaster for 1997, will be paid by PixTech to CEA. As for 1998, 1999 and 2000, the payments will occur respectively on October 23rd, 1998, October 23rd, 1999, October 23rd, 2000, i.e. at the anniversary dates of the present amendment, being specified that these amounts will be considered as an advanced payment to the amounts due


* Confidential Treatment Requested
for the addition temporarily license fee and payable the next following 31st of March of the corresponding year.

  ARTICLE 3 - COMMITMENT FROM CEA TOWARDS SUMITOMO
  ------------------------------------------------

  After duly motivated notification sent by SUMITOMO corporation to CEA, informing CEA of PixTech's failure as part of the CREDIT AGREEMENT between SUMITOMO and Pixtech, Inc., (the NOTIFICATION), CEA will transfer to SUMITOMO
[     ]* of the amounts which will have been paid directly to CEA by Motorola,
Raytheon, Futaba or any other PixTech licensee, and not questioned by a third party at the date of the payment by CEA to SUMITOMO, should these amounts being due by PixTech's licensees at the time of the notification by SUMITOMO or should these amounts become due to PixTech or CEA after notification by SUMITOMO. This pay-back will be allocated by SUMITOMO to the repayment of the debts from PixTech, Inc. towards SUMITOMO.

  The obligation of CEA towards SUMITOMO will cease when PixTech, Inc.'s debts
towards SUMITOMO as per the LOAN AGREEMENT will have reached [     ]*, being
agreed that all the pay-backs made by CEA in favor of SUMITOMO will never
exceed a cumulated amount of [               ]*.

  A NOTIFICATION by SUMITOMO will only be validly received by CEA if it is made within the validity period of the present agreement, i.e. during the three (3) year and eight (8) days period starting from the date when SUMITOMO has transferred the funds to PixTech, Inc. A NOTIFICATION issued after this date will free CEA from any obligation towards SUMITOMO.

  CEA's obligations towards SUMITOMO resulting from a valid NOTIFICATION might be extended beyond the validity period of the present amendment.

  ARTICLE 4 - PLEDGE OF PixTech's PATENTS
  ---------------------------------------

  PixTech will pledge in favor of CEA all of the patents they own of might acquire ownership during the validity period of the present amendment.

  The pledging instruments will be done jointly between PixTech and CEA, within all countries for which such acts or similar instruments are valid.

  Upon the signature of the amendment, and without delay, the Parties will proceed to the pledging formalities by the competent authorities.

  At the end of the validity period of the present amendment, CEA and PixTech will take any necessary steps to cancel the granted pledges.


* Confidential Treatment Requested

  The registration costs by the competent authorities as well as the counsel fees will be at PixTech's expenses.

  ARTICLE 5 - TERM OF THE AGREEMENT
  ---------------------------------

  The provisions of the present amendment no. 4 will be effective as of the date of signature of such amendment and will remain into effect for a period of three
(3) years and eight (8) days and only at the date when the funds will have been transferred by SUMITOMO, which transfer should occur on January 31st, 1998, at the latest. Should the transfer of the funds not have taken place on January 31st, 1998, the present amendment no. 4 would be null and void, being specified that the amounts already paid by PixTech under articles 2 (1.) and 2 (2.) of the present amendment would remain CEA's property.



  ARTICLE 6 - OTHER DISPOSITIONS
  ------------------------------

  All of the dispositions of the LICENSE AGREEMENT and of its non modified amendments no. 1, no. 2 and no. 3 by the present amendment no. 4, remain unchanged and apply to the present amendment no. 4.


                                            Done in Paris, in
                                            two originals



For CEA                                     For PixTech




Marc Leger                                  Jean-Luc Grand-Clement

                                                            EXHIBIT 10.3
                                                            (French Version)

ACCORD L 3387-4


CEA                                                                     PixTech




                                 AVENANT N 4 A
                              L'ACCORD DE LICENCE
                DANS LE DOMAINE DES ECRANS PLATS A MICROPOINTES
                              (ACCORD DE LICENCE)

ENTRE :

Le COMMISSARIAT A L'ENERGIE ATOMIQUE, Etablissement Public de caractere scientifique, technique et industriel, ci-apres denomme "CEA", dont le Siege est a Paris 15eme, 31-33 rue de la Federation, represente par Monsieur Marc Leger, Directeur Juridique et des Relations Commerciales,

                                                                     d'une part,

Et


La Societe PixTech, S.A., connue auparavant sous la raison sociale Pixel International S.A., au capital de 53 529 600 F, n 387 823 990 00024, ci-apres designee "PixTech", dont le Siege est Avenue Olivier Perroy, Zone Industrielle de Rousset, 13790 Rousset, representee par Monsieur Jean-Luc Grand-Clement, President Directeur General,

                                                                   d'autre part,


IL EST EXPOSE CE QUI SUIT:

                               P R E A M B U L E


ATTENDU que, le 17 septembre 1992, le CEA et PixTech ont conclu un accord de licence dans le domaine des ecrans plats micropointes (L'ACCORD DE LICENCE),

ATTENDU que, pour developper une production de volume en sous-traitance, PixTech fait face a des besoins de financement importants,

ATTENDU que, pour commercialiser la production de volume actuellement envisagee, PixTech s'est rapprochee de la societe de negoce japonaise SUMITOMO,

ATTENDU que, dans le cadre d'un CONTRAT DE FINANCEMENT ET DE DISTRIBUTION et d'un ACCORD DE PRET conclus le 21 juillet 1997 entre PixTech, PixTech, Inc., actionnaire a 100% de PixTech et SUMITOMO, SUMITOMO accorde a PixTech, Inc. et indirectement a PixTech un financement de 10 millions de dollars, pour une periode de 3 ans, sous reserve de modifications de l'ACCORD de LICENCE permettant a SUMITOMO d'obtenir une garantie conditionnelle de la part du CEA,

ATTENDU que, compte tenu des perspectives de production de volume et de commercialisation par SUMITOMO de cette production, generatrices de redevances pour le CEA, le CEA souhaite favoriser la mise en oeuvre des dispositions du CONTRAT DE FINANCEMENT ET DE DISTRIBUTION,

ATTENDU que, la situation financiere et technique de PixTech rendent incertains les benefices esperes par le CEA du CONTRAT DE FINANCEMENT ET DE DISTRIBUTION,


IL A ETE CONVENU CE QUI SUIT:

ARTICLE 1 - OBJET DE L'AVENANT
------------------------------


Le present avenant n 4 a pour objet de modifier l'ACCORD DE LICENCE a titre temporaire sur les clauses en matiere de redevances, d'engagement vis-a-vis de SUMITOMO et de nantissement des brevets de PixTech.


ARTICLE 2 - REDEVANCES ADDITIONNELLES TEMPORAIRES
-------------------------------------------------


2.1 PixTech paiera pour l'usage des CONNAISSANCES et BREVETS du CEA, ainsi que de la quote-part indivise des BREVETS detenus en copropriete avec PixTech,
    une redevance temporaire additionnelle de [   ]* au titre de la licence et
    des sous-licences sur le montant hors taxe de ses ventes d'ECRANS (y compris leur electronique d'adressage si celle-ci ressort de tout ou partie des CONNAISSANCES) depart usine, frais d'emballage, de transport et de commission non compris.

    PixTech cessera de verser la redevance temporaire additionnelle lorsque les montants cumules effectivement dus au CEA au titre de cette redevance, ou des minima vises a l'article 2.2 qui y sont attaches, auront atteint un
    montant de [           ]*.

2.2 Les engagements, par PixTech, de minima cumules de remunerations prevues au
    2.1 du present avenant au titre des redevances temporaires, seront les suivants (en milliers de US dollars) :

                     Cumules KUSD
[      ]*              [            ]*
[      ]*              [            ]*
[      ]*              [            ]*
[      ]*              [            ]*


   Les parties conviennent qu'a la date de signature, une somme de [   ]*,
   correspondant aux minima prevus pour l'annee 1997, sera versee par PixTech au CEA. Pour les annees 1998, 1999, 2000, les paiements interviendront respectivement le 23.10.1998, 23.10.1999, 23.10.2000, soit aux dates anniversaires du present avenant, etant precise que ces sommes serviront d'acompte aux sommes dues au titre des redevances additionnelles temporaires et payables le 31 mars suivant chaque annee correspondante.


* Confidential Treatment Requested

ARTICLE 3 - ENGAGEMENT DU CEA VIS-A-VIS DE SUMITOMO
---------------------------------------------------


Apres notification motivee adressee par la societe SUMITOMO au CEA, informant le CEA d'une defaillance de PixTech, Inc. dans le cadre de l'ACCORD DE PRET entre SUMITOMO et PixTech, Inc. (la NOTIFICATION), le CEA reversera a SUMITOMO [
]* des sommes qui auront ete versees directement au CEA par Motorola, Raytheon, Futaba ou par tout autre licencie de PixTech, et non contestes par un tiers a la date du versement par le CEA a SUMITOMO, que ces sommes soient dues par les licencies de PixTech au jour de la notification par SUMITOMO ou que ces sommes deviennent dues a PixTech ou au CEA apres notification par SUMITOMO. Ce reversement sera affecte par SUMITOMO au remboursement des dettes de PixTech, Inc. envers SUMITOMO.

L'obligation du CEA envers SUMITOMO cessera lorsque les dettes de PixTech, Inc.
envers SUMITOMO au titre de l'ACCORD DE PRET atteindront [   ], * etant
entendu que l'ensemble des reversements effectues par le CEA au profit de
SUMITOMO ne peut en aucun cas depasser un montant cumule de [    ]*.

Une NOTIFICATION par SUMITOMO ne sera validement recue par le CEA que si elle intervient au cours de la periode de validite du present avenant, c'est-a-dire pendant la periode de trois annees et 8 jours a compter de la mise a disposition des fonds par SUMITOMO a PixTech, Inc. Une NOTIFICATION emise apres cette periode n'entrainera aucune obligation du CEA envers SUMITOMO.

Les obligations du CEA envers SUMITOMO decoulant d'une NOTIFICATION valide pourront s'etendre au-dela de la periode de validite du present avenant.


ARTICLE 4 - NANTISSEMENT DES BREVETS DE PIXTECH
-----------------------------------------------


PixTech nantira au profit du CEA l'ensemble des brevets dont il a la propriete ou dont il acquerra la propriete pendant la periode de validite du present avenant.

Les actes de nantissement seront effectues conjointement entre PixTech et le CEA, dans l'ensemble des pays pour lesquels de tels actes, ou des actes similaires, peuvent etre valides.

Des la signature de l'avenant et dans les meilleurs delais, les Parties effectueront les formalites de nantissement aupres des organismes competents.

Au terme de la periode de validite du present avenant, le CEA et PixTech prendront les dispositions necessaires pour annuler les nantissements ainsi accordes.

L'ensemble des couts d'enregistrement aupres des organismes competents et les frais de conseils seront supportes par PixTech.

* Confidential Treatment Requested

ARTICLE 5 - DUREE DE L'AVENANT
------------------------------


Les dispositions prevues par le present avenant n 4 prendront effet a compter de la date de signature et seront valables pour une periode de 3 annees et 8 jours seulement a compter de la date de mise a disposition des fonds par SUMITOMO, laquelle devra intervenir au plus tard le 31 janvier 1998. En l'absence de versement au 31 janvier 1998, le present avenant n 4 deviendrait nul et non avenu, etant precise que les sommes deja payees par PixTech au titre des articles 2.1 et 2.2 du present avenant resteraient acquises au CEA.


ARTICLE  6 - AUTRES DISPOSITIONS
--------------------------------

Toutes les dispositions de l'ACCORD DE LICENCE et des avenants n 1, n 2 et n 3 non modifiees par le present avenant n 4 restent inchangees et s'appliquent au present avenant n 4.


Fait a Paris, le 23 octobre 1997
en deux exemplaires



Pour le CEA                                   Pour PixTech

/s/ Marc Leger                                 /s/ Jean-Luc Grand- Clement
Marc Leger                                    Jean-Luc Grand-Clement